Exhibit 99.1

Hain Celestial Announces Financial Results and Expands Strategic Plan
to Deliver Enhanced Shareholder Value

Completes Accounting Review and Audit Process
No Material Changes to Previously Reported Financial Statements

Provides Fourth Quarter and Fiscal Year 2017 Guidance and Initial Fiscal 2018 Outlook

Expects to Deliver $350 Million in Cost Savings Through Fiscal 2020

Generates Strong Operating Cash Flow of $148 Million in First Nine Months of Fiscal 2017

Authorizes New $250 Million Share Repurchase Program

Lake Success, NY, June 22, 2017 — The Hain Celestial Group, Inc. (NASDAQ: HAIN) (“Hain Celestial” or the “Company”), a leading organic and natural products company with operations in North America, Europe and India providing consumers with A Healthier Way of Life™, today announced the completion of its internal accounting review and audit process for its fiscal year ended June 30, 2016. In connection with the completion of its internal accounting review, the Company has concluded that its previously-issued consolidated financial statements are fairly stated in all material respects in accordance with generally accepted accounting principles in the United States. Today, the Company will file its Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “Form 10-K”), which includes immaterial revisions to its results for fiscal years 2016, 2015 and 2014, as well as its Quarterly Reports on Form 10-Q for the first three quarters of its fiscal year 2017. Upon the filing of these outstanding reports, the Company will be current with all of its reporting obligations with the Securities and Exchange Commission.

“The accounting review is complete, and we are pleased to report our financial results, which reflect no material changes to any prior reported periods. We have also implemented greater and more effective internal controls and enhanced oversight for our financial reporting and business units. The changes we are announcing today strengthen Hain Celestial globally on a go-forward basis,” said Irwin D. Simon, Founder, President and Chief Executive Officer of Hain Celestial. “We appreciate the efforts of our employees and the support of our customers, lenders and stockholders throughout this process.”

Irwin Simon continued, “We have made significant progress to build upon our strategic plan, Project Terra, identifying substantial cost-savings, enhancing customer-centric, go-to market initiatives and fueling innovation to improve our performance. Our team is energized and focused on the continued execution of our strategic initiatives as we position our business for long-term growth, success and enhanced shareholder value.”

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Financial Highlights1

For the first nine months of fiscal year 2017, the Company reported:

•
Net sales of $2.1 billion, relatively flat on a year-over-year basis, or a 4% increase on a constant currency basis. Net sales were impacted by $96.2 million from foreign exchange rate movements versus the prior year period.

•
Hain Celestial United States net sales of $882.3 million, a decrease of 6% on a year-over-year basis reflecting the impact of inventory realignment at certain customers and product rationalization of $55 million.

•	Hain Celestial United Kingdom net sales of $573.5 million, a 3% increase, or an 18% increase on a constant currency basis, compared to the prior year period.

•	Hain Pure Protein net sales of $387.4 million, a 2% increase over the prior year period.

•	Hain Celestial Canada net sales of $111.2 million, an 8% increase.

•	Hain Celestial Europe net sales of $127.8 million, a 15% increase.

•	Net income of $67.1 million; adjusted net income of $82.7 million.

•	EBITDA of $157.2 million compared to $278.5 million in the prior year period; adjusted EBITDA of $189.8 million compared to $287.8 million in the prior year period.

•	Operating income of $102.2 million, or 4.8% of net sales; adjusted operating income of $134.8 million, or 6.3% of net sales.

•	Earnings per diluted share of $0.64; adjusted earnings per diluted share of $0.79. Foreign currencies impacted reported earnings results by $0.09 per diluted share.

•	Operating cash flow of $148.0 million.

For fiscal year 2016, the Company reported:

•
Net sales of $2.9 billion, an 11% increase or 13% on a constant currency basis, compared to fiscal 2015 net sales of $2.6 billion. Net sales were impacted by $69.2 million in foreign exchange rate movements versus the prior year.

•	Net income of $47.4 million; adjusted net income of $192.9 million.

•	EBITDA of $361.5 million compared to $311.9 million in fiscal 2015; adjusted EBITDA of $379.1 million compared to $371.7 million in fiscal 2015.

•	Operating income of $150.4 million, adjusted operating income $305.5 million.

•
Included in the Company's fiscal 2016 results was a non-cash impairment charge of $124.2 million, which included a goodwill impairment charge of $84.5 million related to the Hain Daniels reporting unit within the United Kingdom segment as well as a trademark impairment charge of $39.7 million, which relates to trademarks in both the United Kingdom and United States segments.

•	Earnings per diluted share of $0.46, adjusted earnings per diluted share of $1.85. Foreign currencies impacted reported earnings results by $0.04 per diluted share.

•	Operating cash flow of $206.6 million, an increase of 11.4% compared to fiscal 2015.

Update on Strategic Plan
The Company continues to execute on its strategic plan, which expands upon Project Terra announced in fiscal 2016, to drive long-term growth and profitability. These initiatives to drive net sales growth and margin expansion include:

•	Investing in top brands and capabilities to grow globally;

•	Expanding Project Terra cost-savings programs, which are expected to deliver $350 million in total cost savings through fiscal 2020 including annual productivity;

•	Building a global management team with deep sector and operating expertise-including key hires in marketing, sales, and operations-to drive innovation and distribution expansion, as well as

•	Pursuing a capital allocation strategy that includes a new $250 million share repurchase authorization.

____________________________

1This press release includes certain non-GAAP financial measures, referred to as “adjusted”, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided herein.

Fourth Quarter and Full Fiscal 2017 Guidance
The Company provided the following fourth quarter and full fiscal 2017 guidance expectations:

	Fourth Quarter 2017	Full Year 2017
Net Sales	$715 million to $735 million	$2.84 to $2.86 billion
Adjusted EBITDA	$80 million to $85 million	$270 million to $275 million
Adjusted EPS	$0.40 to $0.43	$1.19 to $1.22

For the fourth quarter of fiscal 2017, the Company’s projected net sales reflects an estimate of approximately 1% year-over-year decline in U.S. dollars and approximately 4% year-over-year growth on a constant currency basis.

Irwin Simon concluded, “We have continued to make significant progress across key areas of our business, and while our financial results were impacted by a challenging operating environment during the first three quarters of 2017, we believe that we have reached an inflection point in the fourth quarter, with the Company is well positioned for long-term growth and profitability.”

Guidance is provided on a non-GAAP or adjusted basis, which excludes acquisition-related expenses, integration and restructuring charges, start-up costs, unrealized net foreign currency gains or losses, reserves for litigation matters and other non-recurring items that have been or may be incurred during the Company’s fiscal year 2017, which the Company will continue to identify as it reports its future financial results. Guidance excludes the impact of any future acquisitions.

The Company has not reconciled its expected Adjusted EBITDA to net income or Adjusted EPS to earnings per share under “Fourth Quarter and Full Fiscal 2017 Guidance” and “Fiscal Year 2018 Outlook” because it has not finalized calculations for several factors necessary to provide the reconciliations, including net income, interest expense and income tax expense. In addition, certain items that impact net income and other reconciling metrics are out of the Company’s control and/or cannot be reasonably predicted at this time.

Initial Fiscal Year 2018 Outlook
The Company also announced the following financial targets:

•	Total net sales growth of 4% to 6%

•	Adjusted EBITDA of $350 million to $375 million.

Appoints Lead Director
Effective May 23, 2017, the Company’s Board of Directors appointed Andrew R. Heyer, a Director since 2012 and Chairperson of the Audit Committee, as Lead Independent Director.

Announces New Chief Financial Officer
In a separate press release today, the Company announced that James Langrock has been appointed as Executive Vice President and Chief Financial Officer, effective June 23, 2017.

Returning Capital to Shareholders
The Company's Board of Directors has authorized the repurchase of up to $250 million of the Company’s issued and outstanding common stock.  The extent to which the Company repurchases its shares and the timing of such repurchases will depend upon market conditions and other corporate considerations including the Company’s historical strategy of pursuing accretive acquisitions.

Segment Results
For fiscal 2016, the Company’s operations were managed into the following reportable segments: United States, United Kingdom, Hain Pure Protein and Rest of World (comprised of Canada and Continental Europe).

For fiscal 2017, changes in the Company’s internal management and reporting structure resulted in a change in operating segments. Certain brands previously included within the United States operating segment were moved to the new Cultivate operating segment, which is now included in the Rest of World reportable segment.

(dollars in thousands)	United States	United Kingdom	Hain Pure Protein	Rest of World	Corporate / Other	Total
NET SALES
Net sales - Nine months ended 03/31/17	$882,273	$573,542	$387,412	$284,799	$—	$2,128,026
Net sales - Nine months ended 03/31/16 (revised) [1]	$942,700	$558,269	$379,460	$267,398	$—	$2,147,827
% change - FY'17 net sales vs. FY'16 net sales (revised)	(6.4)%	2.7%	2.1%	6.5%		(0.9)%

OPERATING INCOME
Nine months ended 03/31/17
Operating income	$111,453	$22,792	$(31)	$21,894	$(53,890)	$102,218
Non-GAAP Adjustments [2]	$6,193	$3,754	$—	$(110)	$22,741	$32,578
Non-GAAP operating income	$117,646	$26,546	$(31)	$21,784	$(31,149)	$134,796
Non-GAAP operating income margin	13.3%	4.6%	—%	7.6%		6.3%

Nine months ended 03/31/16
Operating income (revised) [1]	$148,828	$44,093	$31,078	$17,646	$(26,147)	$215,498
Non-GAAP Adjustments [2]	$2,965	$1,020	$3,940	$514	$9,909	$18,348
Non-GAAP operating income (revised)	$151,792	$45,113	$35,018	$18,160	$(16,238)	$233,847
Non-GAAP operating income margin (revised)	16.1%	8.1%	9.2%	6.8%		10.9%

(1) See bridge from previously reported to revised amounts on the accompanying tables "Net Sales by Segment" and "Operating Income by Segment."
(2) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures."

(dollars in thousands)	United States	United Kingdom	Hain Pure Protein	Rest of World	Corporate / Other	Total
NET SALES
Net sales - Twelve months ended 06/30/16 (1)	$1,321,547	$774,877	$492,510	$296,440	$—	$2,885,374
Net sales - Twelve months ended 06/30/15 (revised) (2)	$1,325,996	$722,830	$337,197	$223,590	$—	$2,609,613
Non-GAAP Adjustments (3)	$15,773	$—	$—	$928	$—	$16,701
Non-GAAP net sales - Twelve months ended 06/30/15 (revised)	$1,341,769	$722,830	$337,197	$224,518	$—	$2,626,314
	(1.5)%	7.2%	46.1%	32.0%		9.9%
OPERATING INCOME
Twelve months ended 06/30/16
Operating income	$209,099	$56,000	$31,558	$22,280	$(168,577)	$150,360
Non-GAAP Adjustments [3]	$6,388	$2,081	$4,734	$908	$141,012	$155,123
Non-GAAP operating income	$215,486	$58,081	$36,292	$23,188	$(27,566)	$305,483
Non-GAAP operating income margin	16.3%	7.5%	7.4%	7.8%		10.6%

Twelve months ended 06/30/15
Operating income (revised) [2]	$188,054	$44,985	$28,685	$15,210	$(43,072)	$233,862
Non-GAAP operating income (revised)	$37,442	$15,258	$259	$2,187	$15,642	$70,788
Non-GAAP operating income margin (revised)	$225,496	$60,243	$28,944	$17,397	$(27,430)	$304,649
Non-GAAP operating income margin (revised)	16.8%	8.3%	8.6%	7.7%		11.6%

(1) There were no Non-GAAP adjustments to net sales for the twelve months ended 06/30/16
(2) See bridge from previously reported to revised amounts on the accompanying tables "Net Sales by Segment" and "Operating Income by segment
(3) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

Accounting Review
As previously announced on August 15, 2016, during the fourth quarter of fiscal year 2016, Hain Celestial identified the practice of granting additional concessions to certain distributors in the United States and commenced an internal accounting review in order to (i) determine whether the revenue associated with those concessions was accounted for in the correct period and (ii) evaluate the Company’s internal control over financial reporting. The Audit Committee of its Board of Directors separately conducted an independent review of these matters and retained independent counsel to assist in their review. The comprehensive review concluded there was no evidence of intentional wrongdoing in connection with the preparation of the Company’s financial statements. Although the initial focus of the Company’s internal accounting review pertained to the evaluation of the timing of the recognition of the revenue associated with the practice of granting additional concessions to certain distributors, the Company subsequently expanded its internal accounting review and performed an analysis of previously-issued financial statements in order to identify and assess other potential errors. Based upon this review, the Company identified certain immaterial errors relating to its previously-issued financial statements which resulted in revisions to its previously-issued financial statements, as disclosed in its Form 10-K.

The revisions made were immaterial to the Company’s consolidated financial statements for the aforementioned periods and had no effect on the validity of the underlying transactions. In addition, the revisions made had no impact on cash flows or cash balances. Furthermore, the Company’s independent auditor has maintained its previously issued opinion with respect to the financial results for the aforementioned periods.

In addition, the Company has enhanced its internal control over financial reporting, as further detailed in the Company’s Form 10-K.

Revised Results
The Company identified immaterial accounting revisions for the fiscal years 2014 and 2015 and the first nine months of fiscal 2016. Please refer to accompanying tables “Consolidated Statements of Income - Fiscal 2016” and “Consolidated Statements of Income - Fiscal 2015,” as well as the Company’s Form 10-K, for a summary of the revisions.

Webcast and Accompanying Presentation
Hain Celestial will host a conference call and webcast today at 8:00 AM Eastern Time to discuss its results and business outlook. The webcast and accompanying presentation are available under the Investor Relations section of the Company's website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe and India. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Earth's Best®, Ella's Kitchen®, Terra®, Garden of Eatin'®, Sensible Portions®, Health Valley®, Arrowhead Mills®, MaraNatha®, SunSpire®, DeBoles®, Casbah®, Rudi's Organic Bakery®, Hain Pure Foods®, Spectrum®, Spectrum Essentials®, Imagine®, Almond Dream®, Rice Dream®, Soy Dream®, WestSoy®, The Greek Gods®, BluePrint®, FreeBird®, Plainville Farms®, Empire®, Kosher Valley®, Yves Veggie Cuisine®, Europe's Best®, Cully & Sully®, New Covent Garden Soup Co.®, Yorkshire Provender™, Johnson's Juice Co.®, Farmhouse Fare®, Hartley's®, Sun-Pat®, Gale's®, Robertson's®, Frank Cooper's®, Linda McCartney®, Lima®, Danival®, Joya®, Natumi®, GG UniqueFiber®, Tilda®, JASON®, Avalon Organics®, Alba Botanica®, Live Clean® and Queen Helene®. Hain Celestial has been providing A Healthier Way of Life™ since 1993. For more information, visit www.hain.com.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions. These forward-looking statements include the Company’s beliefs or expectations relating to the Company’s guidance for the Fourth Quarter of 2017 and Fiscal Year 2018 Outlook. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the Company’s ability to achieve its guidance for the Fourth Quarter of Fiscal Year 2017 and Fiscal Year 2018 Outlook, the Company’s ability to deliver significant shareholder value creation and the risk factors detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 filed with the SEC. As a result of the foregoing and other factors, we cannot provide assurance as to the future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements.

Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including net sales excluding the impact of foreign currency (defined below), adjusted operating income, adjusted net income, adjusted earnings per diluted share, adjusted EBITDA (defined below) and operating free cash flow (defined below). The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are presented in the tables “Reconciliation of GAAP Results to Non-GAAP Measures” for the three months and nine months ended March 31, 2017 and 2016 and in the paragraphs below. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Income presented in accordance with GAAP.

The Company defines Operating Free Cash Flow as cash provided from or used in operating activities (a GAAP measure) less capital expenditures. The Company views operating free cash flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments. For the nine months ended March 31, 2017 and 2016, operating free cash flow was calculated as follows:

	Nine Months Ended
	3/31/2017	3/31/2016
	(dollars in thousands)
Cash flow provided by operating activities	$147,952	$131,854
Purchases of property, plant and equipment	(44,064)	(58,022)
Operating free cash flow	$103,888	$73,832

The Company's operating cash flow was $148.0 million for the nine months ended March 31, 2017, an increase of 12.2% from the nine months ended March 31, 2016. The Company's operating free cash flow was $103.8 million for the nine months ended March 31, 2017, an increase of 40.7% from the nine months ended March 31, 2016.

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company's consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on year-to-year comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company defines adjusted EBITDA as net income (a GAAP measure) before income taxes, net interest expense, depreciation and amortization, impairment of long lived assets, equity in the earnings of non-consolidated affiliates, stock based compensation, acquisition-related expenses, including integration and restructuring charges, and other non-recurring items. The Company’s management believes that this presentation provides useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses this measure for reviewing the financial results of the Company and as a component of performance-based executive compensation.

For the nine months ended March 31, 2017 and 2016 and the twelve months ended June 30, 2016 and 2015, adjusted EBITDA was calculated as follows:

	9 Months Ended		12 Months Ended
	3/31/2017	3/31/2016	6/30/2016	6/30/2015
	(dollars in thousands)
Net Income	$67,117	$136,026	$47,429	$164,962
Provision for income taxes	19,322	59,846	70,932	48,535
Interest expense, net	13,523	17,365	22,231	23,174
Depreciation and amortization	51,299	48,099	65,622	57,380
Equity in net loss (income) of equity method investees	(45)	108	47	(628)
Stock based compensation expense	7,519	10,005	12,688	12,197
Fixed asset impairment	—	—	3,476	1,004
Goodwill impairment	—	—	84,548	—
Intangibles impairment	—	—	39,724	—
Unrealized currency gains and losses	(1,486)	7,090	14,831	5,324
EBITDA	157,249	278,539	361,528	311,948

Acquisition, restructuring, integration, severance, and other charges	3,599	10,239	12,393	11,884
Contingent consideration expense, net	—	1,511	1,511	(253)
Nut butter recall	—	—	—	30,110
European non-dairy beverage withdrawal	—	—	—	2,187
HPPC production interruption related to chiller breakdown and factory start-up costs	—	4,111	4,705	—
Inventory costs for products discontinued or with redesigned packaging	5,360	—	3,050	—
Costs incurred due to co-packer default	—	—	770	—
UK deferred synergies due to CMA Board decision	918	—	949	—
Ashland factory and related expenses	—	—	—	4,146
UK factory start-up costs	—	743	743	11,407
US warehouse consolidation project	—	426	623	—
Fakenham inventory allowance for fire	—	—	—	900
Foxboro roof collapse	—	—	—	532
Recall and other related costs	809	—	—	—
Accounting review costs	20,089	—	—	—
Litigation expenses	—	—	1,200	7,203
Celestial Seasonings marketing support related to new packaging launch and Keurig transition	—	1,000	1,000	—
Tilda fire insurance recovery costs and other start-up/ integration costs	—	230	342	1,666
Luton closure costs	1,804	—	—	—
Gain on Tilda fire related fixed asset	—	(9,013)	(9,752)	—
Gain on pre-existing investment in HPPC and Empire Kosher	—	—	—	(9,669)
Gain on disposal of investment held for sale	—	—	—	(314)
Adjusted EBITDA	$189,828	$287,786	$379,062	$371,747

Contact:
James Langrock/Mary Anthes
The Hain Celestial Group, Inc.
516-587-5060

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(In thousands)

	March 31,	June 30,
	2017	2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$162,642	$127,926
Accounts receivable, net	241,738	278,933
Inventories	435,651	408,564
Prepaid expenses and other current assets	65,017	84,811
Total current assets	905,048	900,234

Property, plant and equipment, net	377,190	389,841
Goodwill, net	1,032,583	1,060,336
Trademarks and other intangible assets, net	567,425	604,787
Investments and joint ventures	18,976	20,244
Other assets	32,361	32,638
Total assets	$2,933,583	$3,008,080

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$237,188	$251,712
Accrued expenses and other current liabilities	101,027	78,803
Current portion of long-term debt	8,457	26,513
Total current liabilities	346,672	357,028

Long-term debt, less current portion	780,868	836,171
Deferred income taxes	123,954	131,507
Other noncurrent liabilities	16,566	18,860
Total liabilities	1,268,060	1,343,566

Stockholders' equity:
Common stock	1,080	1,075
Additional paid-in capital	1,135,788	1,123,206
Retained earnings	868,509	801,392
Accumulated other comprehensive loss	(240,871)	(172,111)
Subtotal	1,764,506	1,753,562
Treasury stock	(98,983)	(89,048)
Total stockholders' equity	1,665,523	1,664,514

Total liabilities and stockholders' equity	$2,933,583	$3,008,080

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Income
(unaudited and in thousands, except per share amounts)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2017	2016 Revised (a)	2017	2016 Revised (a)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net sales	$706,563	$736,663	$2,128,026	$2,147,827
Cost of sales	563,170	576,755	1,736,373	1,683,777
Gross profit	143,393	159,908	391,653	464,050

Selling, general and administrative expenses	82,576	78,890	252,730	223,421
Amortization of acquired intangibles	4,543	4,553	13,964	13,896
Acquisition related expenses, restructuring and integration charges, and other	2,083	5,317	2,652	11,235
Accounting review costs	7,124	—	20,089	—

Operating income	47,067	71,148	102,218	215,498

Interest expense and other expenses, net	7,511	(1,715)	15,824	19,518
Income before income taxes and equity in earnings of equity-method investees	39,556	72,863	86,394	195,980
Provision for income taxes	8,051	23,914	19,322	59,846
Equity in net loss (income) of equity-method investees	177	161	(45)	108

Net income	$31,328	$48,788	$67,117	$136,026

Net income per common share:
Basic	$0.30	$0.47	$0.65	$1.32
Diluted	$0.30	$0.47	$0.64	$1.31

Weighted average common shares outstanding:
Basic	103,687	103,265	103,584	103,030
Diluted	104,246	104,087	104,232	104,168

(a) See bridge from previously reported to revised amounts in the accompanying table "Consolidated Statements of Income - Fiscal 2016."

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Income
(unaudited and in thousands, except per share amounts)

	Three Months Ended December 31,		Three Months Ended September 30,
	2016	2015 Revised (a)	2016	2015 Revised (a)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net sales	$739,999	$743,437	$681,464	$667,727
Cost of sales	601,606	577,176	571,597	529,846
Gross profit	138,393	166,261	109,867	137,881

Selling, general and administrative expenses	85,187	68,981	84,967	75,550
Amortization of acquired intangibles	4,693	4,704	4,728	4,639
Acquisition related expenses, restructuring and integration charges, and other	108	2,498	461	3,420
Accounting review costs	7,005	—	5,960	—

Operating income	41,400	90,078	13,751	54,272

Interest expense and other expenses, net	3,744	9,365	4,569	11,868
Income before income taxes and equity in earnings of equity-method investees	37,656	80,713	9,182	42,404
Provision for income taxes	10,509	22,602	762	13,330
Equity in net loss (income) of equity-method investees	(38)	31	(184)	(84)

Net income	$27,185	$58,080	$8,604	$29,158

Net income per common share:
Basic	$0.26	$0.56	$0.08	$0.28
Diluted	$0.26	$0.56	$0.08	$0.28

Weighted average common shares outstanding:
Basic	103,597	103,017	103,468	102,807
Diluted	104,204	104,161	104,206	104,258

(a) See bridge from previously reported to revised amounts in the accompanying table "Consolidated Statements of Income - Fiscal 2016."

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Income
(unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,		Three Months Ended June 30,
	2016	2015 Revised (a)	2016	2015 Revised (a)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net sales	$737,547	$680,565	$2,885,374	$2,609,613
Cost of sales	587,466	524,840	2,271,243	2,046,758
Gross profit	150,081	155,725	614,131	562,855

Selling, general and administrative expenses	80,342	71,337	303,763	302,827
Amortization of acquired intangibles	4,973	4,462	18,869	17,846
Goodwill impairment	84,548	—	84,548	—
Tradename impairment	39,724	—	39,724	—
Acquisition related expenses, restructuring and integration charges, and other	5,632	2,587	16,867	8,320

Operating income	(65,138)	77,339	150,360	233,862

Interest expense and other expenses, net	12,434	1,074	31,952	20,993
Income before income taxes and equity in earnings of equity-method investees	(77,572)	76,265	118,408	212,869
Provision for income taxes	11,086	4,287	70,932	48,535
Equity in net loss (income) of equity-method investees	(61)	(174)	47	(628)

Net income	$(88,597)	$72,152	$47,429	$164,962

Net income per common share:
Basic	$(0.86)	$0.70	$0.46	$1.62
Diluted	$(0.86)	$0.69	$0.46	$1.60

Weighted average common shares outstanding:
Basic	103,453	102,610	103,135	101,703
Diluted	103,453	104,005	104,183	103,421

(a) See bridge from previously reported to revised amounts in the accompanying table "Consolidated Statements of Income - Fiscal 2015."

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands, except per share amounts)

	Three Months Ended March 31, 2017			Three Months Ended December 31, 2016
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP	Non-GAAP Adjustments	Non-GAAP

Net sales	$706,563	—	$706,563	$739,999	—	$739,999
Cost of sales	563,170	—	563,170	601,606	(693)	600,913
Operating expenses (a)	87,119	—	87,119	89,880	(2,115)	87,765
Acquisition related expenses, restructuring and integration charges, and other	2,083	(2,083)	—	108	(108)	—
Accounting review costs	7,124	(7,124)	—	7,005	(7,005)	—
Operating Income	47,067	9,207	56,274	41,400	9,921	51,321
Interest and other expenses, net	7,511	(1,791)	5,720	3,744	1,984	5,728
Provision for income taxes	8,051	7,480	15,531	10,509	2,215	12,724
Net income	31,328	3,518	34,846	27,185	5,722	32,907
Earnings per share - diluted	0.30	0.03	0.33	0.26	0.05	0.32

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and goodwill and tradename impairment.

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures (continued)
(unaudited and in thousands, except per share amounts)

	Three Months Ended March 31, 2017		Three Months Ended December 31, 2016

HPP costs related to chiller breakdown and factory start up costs	$—	$—	$—	$—
Inventory costs for products discontinued or having redesigned packaging	—	—	160	45
Recall and other related costs	—	—	(110)	(31)
UK deferred synergies due to CMA Board decision	—	—	179	50
Luton closure costs	—	—	464	129
Costs incurred due to co-packer default	—	—	—	—
Acquisition related integration costs	—	—	—	—
Cost of sales	—	—	693	193

Luton closure costs	—	—	1,340	375
UK deferred synergies due to CMA Board decision	—	—	268	75
Recall and other related costs	—	—	507	140
Tilda fire insurance recovery costs and other startup/ integration costs	—	—	—	—
Litigation expenses	—	—	—	—
Selling, general and administrative expenses	—	—	2,115	590

Goodwill impairment	—	—	—	—
Tradename impairment	—	—	—	—
Operating expenses (a)	—	—	2,115	590

Acquisition related fees and expenses, integration and restructuring charges, including severance, and other	2,083	613	108	30
Fixed asset impairment	—	—	—	—
Acquisition related expenses, restructuring and integration charges, and other	2,083	613	108	30

Accounting review costs	7,124	2,095	7,005	1,955
Accounting review costs	7,124	2,095	7,005	1,955

Unrealized currency impacts	1,791	527	(1,984)	(553)
Gain on insurance recovery on Tilda related fixed asset purchases	—	—	—	—
Interest and other expenses, net	1,791	527	(1,984)	(553)

UK tax rate change impact on deferred taxes and reversal of uncertain tax position reserve	—	4,245	—	—
Income tax provision	—	4,245	—	—

Total adjustments	$10,998	$7,480	$7,937	$2,215

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and goodwill and tradename impairment.

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands, except per share amounts)

	Three Months Ended September 30, 2016			Three Months Ended June 30, 2016
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP	Non-GAAP Adjustments	Non-GAAP

Net sales	$681,464	—	$681,464	$737,547	—	$737,547
Cost of sales	571,597	(5,570)	566,027	587,466	(5,061)	582,405
Operating expenses (a)	89,695	(1,459)	88,236	209,587	(126,083)	83,504
Acquisition related expenses, restructuring and integration charges, and other	461	(461)	—	5,632	(5,632)	—
Accounting review costs	5,960	(5,960)	—	—	—	—
Operating Income	13,751	13,450	27,201	(65,138)	136,776	71,638
Interest and other expenses, net	4,569	1,293	5,862	12,434	(7,000)	5,434
Provision for income taxes	762	5,856	6,618	11,086	9,840	20,926
Net income	8,604	6,301	14,906	(88,597)	133,936	45,339
Earnings per share - diluted	0.08	0.06	0.14	(0.86)	1.29	0.43

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and goodwill and tradename impairment.

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures (continued)
(unaudited and in thousands, except per share amounts)

	Three Months Ended September 30, 2016		Three Months Ended June 30, 2016

HPP costs related to chiller breakdown and factory start up costs	$—	$—	$594	$183
Inventory costs for products discontinued or having redesigned packaging	5,199	1,612	3,050	942
Recall and other related costs	183	57	—	—
UK deferred synergies due to CMA Board decision	188	58	450	139
Luton closure costs	—	—	—	—
Costs incurred due to co-packer default	—	—	770	238
Acquisition related integration costs	—	—	197	61
Cost of sales	5,570	1,727	5,061	1,563

Luton closure costs	—	—	—	—
UK deferred synergies due to CMA Board decision	283	88	499	154
Recall and other related costs	229	71	—	—
Tilda fire insurance recovery costs and other startup/integration costs	947	293	112	35
Litigation expenses	—	—	1,200	371
Selling, general and administrative expenses	1,459	452	1,811	560

Goodwill impairment	—	—	84,548	—
Tradename impairment	—	—	39,724	8,856
Operating expenses (a)	1,459	452	126,083	9,416

Acquisition related fees and expenses, integration and restructuring charges, including severance, and other	461	137	2,156	666
Fixed asset impairment	—	—	3,476	621
Acquisition related expenses, restructuring and integration charges, and other	461	137	5,632	1,287

Accounting review costs	5,960	1,854	—	—
Accounting review costs	5,960	1,854	—	—

Unrealized currency impacts	(1,293)	(401)	7,739	(1,428)
Gain on insurance recovery on Tilda related fixed asset purchases	—	—	(739)	(228)
Interest and other expenses, net	(1,293)	(401)	7,000	(1,656)

UK tax rate change impact on deferred taxes and reversal of uncertain tax position reserve	—	2,087	—	(770)
Income tax provision	—	2,087	—	(770)

Total adjustments	$12,157	$5,856	$143,776	$9,840

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and goodwill and tradename impairment.

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands, except per share amounts)

	Revised (a)			Revised (a)
	Three Months Ended March 31, 2016			Three Months Ended December 31, 2015
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP	Non-GAAP Adjustments	Non-GAAP

Net sales	$736,663	—	$736,663	$743,437	—	$743,437
Cost of sales	576,755	(3,054)	573,701	577,176	(841)	576,335
Operating expenses (b)	83,443	(700)	82,743	73,685	(400)	73,285
Acquisition related expenses, restructuring and integration charges, and other	5,317	(5,317)	—	2,498	(2,498)	—
Accounting review costs	—	—	—	—	—	—
Operating Income	71,148	9,071	80,219	90,078	3,739	93,817
Interest and other expenses, net	(1,715)	9,149	7,434	9,365	(2,979)	6,386
Provision for income taxes	23,914	(1,937)	21,977	22,602	4,697	27,299
Net income	48,788	1,859	50,647	58,080	2,021	60,102
Earnings per share - diluted	0.47	0.02	0.49	0.56	0.02	0.58

(a) See bridge from previously reported to revised amounts in the accompanying tables "Consolidated Statements of Income - Fiscal 2016" and "Consolidated Statements of Income - Fiscal 2015."

(b) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and goodwill and tradename impairment.

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures (continued)
(unaudited and in thousands, except per share amounts)

	Three Months Ended March 31, 2016		Three Months Ended December 31, 2015

HPP costs related to chiller breakdown and factory start up costs	$3,054	$943	$841	$320
UK factory start-up costs	—	—	—	—
US warehouse consolidation	—	—	—	—
Nut butter recall	—	—	—	—
Acquisition related integration costs	—	—	—	—
Cost of sales	3,054	943	841	320

Tilda fire insurance recovery costs and other startup/integration costs	—	—	—	—
Litigation expenses	—	—	—	—
Celestial marketing campaign for new packaging and Keurig transition	700	216	400	152
Operating Expenses(b)	700	216	400	152

Acquisition related fees and expenses, integration and restructuring charges, including severance, and other	3,806	1,175	2,498	549
Contingent consideration expense	1,511	466	—	—
Acquisition related expenses, restructuring and integration charges, and other	5,317	1,641	2,498	549

Unrealized currency impacts	(136)	(1,955)	2,764	310
Gain on insurance recovery on Tilda related fixed asset purchases	(9,013)	(2,782)	—	—
HPPC chiller disposal	—	—	215	82
Interest and other expenses, net	(9,149)	(4,737)	2,979	392

UK tax rate change impact on deferred taxes and reversal of uncertain tax position reserve	—	—	—	3,285
Gain on tax restructuring	—	—	—	—
Income tax provision	—	—	—	3,285

Total adjustments	$(78)	$(1,937)	$6,718	$4,698

(b) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and goodwill and tradename impairment.

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands, except per share amounts)

	Revised (a)			Revised (a)
	Three Months Ended September 30, 2015			Three Months Ended June 30, 2015
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP	Non-GAAP Adjustments	Non-GAAP

Net sales	$667,727	—	$667,727	$680,565	—	$680,565
Cost of sales	529,846	(1,683)	528,163	524,840	(6,343)	518,497
Operating expenses (b)	80,189	(434)	79,755	75,799	(6,677)	69,121
Acquisition related expenses, restructuring and integration charges, and other	3,420	(3,420)	—	2,587	(2,587)	—
Accounting review costs	—	—	—	—	—	—
Operating Income	54,272	5,537	59,809	77,339	15,607	92,947
Interest and other expenses, net	11,868	(4,463)	7,405	1,074	5,560	6,635
Provision for income taxes	13,330	2,358	15,688	4,287	25,177	29,464
Net income	29,158	7,642	36,799	72,152	(15,130)	57,022
Earnings per share - diluted	0.28	0.07	0.35	0.69	(0.14)	0.55

(a) See bridge from previously reported to revised amounts in the accompanying tables "Consolidated Statements of Income - Fiscal 2016" and "Consolidated Statements of Income - Fiscal 2015."

(b) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and goodwill and tradename impairment.

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures (continued)
(unaudited and in thousands, except per share amounts)

	Three Months Ended September 30, 2015		Three Months Ended June 30, 2015

HPP costs related to chiller breakdown and factory start up costs	$—	$—	$—	$—
UK factory start-up costs	743	149	2,900	602
US warehouse consolidation	426	162	—	—
Nut butter recall	—	—	2,004	761
Acquisition related integration costs	514	155	1,439	548
Cost of sales	1,683	466	6,343	1,911

Tilda fire insurance recovery costs and other startup/integration costs	230	46	365	81
Litigation expenses	—	—	6,312	2,399
Celestial marketing campaign for new packaging and Keurig transition	204	78	—	—
Operating Expenses(b)	434	124	6,677	2,480

Acquisition related fees and expenses, integration and restructuring charges, including severance, and other	3,420	1,292	2,587	768
Contingent consideration expense	—	—	—	—
Acquisition related expenses, restructuring and integration charges, and other	3,420	1,292	2,587	768

Unrealized currency impacts	4,463	476	(5,560)	(652)
Gain on insurance recovery on Tilda related fixed asset purchases	—	—	—	—
HPPC chiller disposal	—		—
Interest and other expenses, net	4,463	476	(5,560)	(652)

UK tax rate change impact on deferred taxes and reversal of uncertain tax position reserve	—	—	—	—
Gain on tax restructuring	—	—	—	20,670
Income tax provision	—	—	—	20,670

Total adjustments	$10,000	$2,358	$10,047	$25,177

(b) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and goodwill and tradename impairment.

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of Net Income to Adjusted EBITDA
(unaudited and in thousands)

	3 Months Ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
					Revised (a)	Revised (a)	Revised (a)
Net Income	$31,328	27,185	$8,604	$(88,597)	48,788	$58,080	$29,158
Provision for income taxes	8,051	10,509	762	11,086	23,914	22,602	13,330
Interest expense, net	4,743	4,426	4,354	4,866	6,233	5,416	5,716
Depreciation and amortization	17,131	16,948	17,220	17,524	16,309	16,047	15,743
Equity in net loss (income) of equity method investees	177	(38)	(184)	(61)	161	31	(84)
Stock based compensation expense	2,284	2,531	2,704	2,683	2,776	4,023	3,206
Fixed asset impairment	—	—	—	3,476	—	—	—
Goodwill impairment	—	—	—	84,548	—	—	—
Intangibles impairment	—	—	—	39,724	—	—	—
Unrealized currency gains and losses	1,791	(1,984)	(1,293)	7,739	(136)	2,764	4,463
EBITDA	65,505	59,577	32,167	82,988	98,045	108,963	71,532

Acquisition, restructuring, integration, severance, and other charges	2,083	108	1,408	2,156	3,806	2,498	3,935
Contingent consideration expense, net	—	—	—	—	1,511	—	—
HPPC production interruption related to chiller breakdown and factory start-up costs	—	—	—	594	3,054	1,057	—
Inventory costs for products discontinued or with redesigned packaging	—	160	5,199	3,050	—	—	—
Costs incurred due to co-packer default	—	—	—	770	—	—	—
Litigation Expenses	—	—	—	1,200	—	—	—
UK deferred synergies due to CMA Board decision	—	447	471	949	—	—	—
UK factory start-up costs	—	—	—	—	—	—	743
US warehouse consolidation project	—	—	—	197	—	—	426
Celestial Seasonings marketing support related to new packaging launch and Keurig transition	—	—	—	—	700	300	—
Accounting review costs	7,124	7,005	5,960	—	—	—	—
Recall and other related costs	—	397	412	—	—	—	—
Tilda fire insurance recovery costs and other start-up/ integration costs	—	—	—	112	—	—	230
Gain on Tilda fire related fixed asset	—	—	—	(739)	(9,013)	—	—
Luton closure costs		1,804	—	—	—	—	—
Adjusted EBITDA	74,712	69,498	45,617	91,277	98,103	112,818	76,866

(a) See bridge from previously reported to revised amounts in accompanying tables "Consolidated Statements of Income - Fiscal 2016" and "Consolidated Statements of Income - Fiscal 2015."

THE HAIN CELESTIAL GROUP, INC.
Net Sales and Operating Income by Segment
(unaudited and in thousands)

Three Months Ended March 31, 2017 and 2016
(dollars in thousands)	United States	United Kingdom	Hain Pure Protein	Rest of World	Corporate/ Other	Total
NET SALES
Net sales - Three months ended 03/31/17	$308,539	$181,940	$117,765	$98,319	$—	$706,563
Net sales - Three months ended 03/31/16 (revised) (1)	$325,384	$206,160	$112,213	$92,906	$—	$736,663
% change - FY'17 net sales vs. FY'16 net sales (revised)	(5.2)%	(11.7)%	4.9%	5.8%		(4.1)%
OPERATING INCOME
Three months ended 03/31/17
Operating income	$46,838	$11,545	$(2,554)	$9,362	$(18,124)	$47,067
Non-GAAP Adjustments (2)	$—	$—	$—	$—	$9,207	$9,207
Non-GAAP operating income	$46,838	$11,545	$(2,554)	$9,362	$(8,917)	$56,274
Non-GAAP operating income margin	15.2%	6.3%	-2.2%	9.5%		8.0%
Three months ended 03/31/16
Operating income (revised) (1)	$56,381	$15,826	$2,427	$8,132	$(11,618)	$71,148
Non-GAAP Adjustments (2)	$700	$—	$3,054	$—	$5,317	$9,071
Non-GAAP operating income (revised)	$57,081	$15,826	$5,481	$8,132	$(6,301)	$80,220
Non-GAAP operating income margin (revised)	17.5%	7.7%	4.9%	8.8%		10.9%

(1) See bridge from previously reported to revised amounts on the accompanying tables "Net Sales by Segment" and "Operating Income by Segment"
(2) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

THE HAIN CELESTIAL GROUP, INC.
Net Sales and Operating Income by Segment
(unaudited and in thousands)

Three Months Ended December 31, 2016 and 2015
(dollars in thousands)	United States	United Kingdom	Hain Pure Protein	Rest of World	Corporate/ Other	Total
NET SALES
Net sales - Three months ended 12/31/16	$298,127	$192,825	$152,979	$96,068	$—	$739,999
Net sales - Three months ended 12/31/15 (revised) (1)	$314,685	$191,254	$144,192	$93,306	$—	$743,437
% change - FY'17 net sales vs. FY'16 net sales (revised)	(5.3)%	0.8%	6.1%	3.0%		(0.5)%
OPERATING INCOME
Three months ended 12/31/16
Operating income	$42,552	$6,697	$3,541	$7,477	$(18,867)	$41,400
Non-GAAP Adjustments (2)	$667	$2,251	$—	$(110)	$7,113	$9,921
Non-GAAP operating income	$43,219	$8,948	$3,541	$7,367	$(11,754)	$51,320
Non-GAAP operating income margin	14.5%	4.6%	2.3%	7.7%		6.9%
Three months ended 12/31/15
Operating income (revised) (1)	$50,940	$18,425	$18,162	$7,091	$(4,540)	$90,078
Non-GAAP Adjustments (2)	$400	$—	$841	$—	$2,498	$3,739
Non-GAAP operating income (revised)	$51,340	$18,425	$19,003	$7,091	$(2,041)	$93,817
Non-GAAP operating income margin (revised)	16.3%	9.6%	13.2%	7.6%		12.6%

(1) See bridge from previously reported to revised amounts on the accompanying tables "Net Sales by Segment" and "Operating Income by Segment"
(2) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

THE HAIN CELESTIAL GROUP, INC.
Net Sales and Operating Income by Segment
(unaudited and in thousands)

Three Months Ended September 30, 2016 and 2015
(dollars in thousands)	United States	United Kingdom	Hain Pure Protein	Rest of World	Corporate/ Other	Total
NET SALES
Net sales - Three months ended 09/30/16	$275,607	$198,776	$116,669	$90,412	$—	$681,464
Net sales - Three months ended 09/30/15 (revised) (1)	$302,631	$160,855	$123,055	$81,186	$—	$667,727
% change - FY'17 net sales vs. FY'16 net sales (revised)	(8.9)%	23.6%	(5.2)%	11.4%		2.1%
OPERATING INCOME
Three months ended 09/30/16
Operating income	$22,063	$4,550	$(1,018)	$5,055	$(16,899)	$13,751
Non-GAAP Adjustments (2)	$5,526	$1,503	$—	$—	$6,421	$13,450
Non-GAAP operating income	$27,589	$6,053	$(1,018)	$5,055	$(10,478)	$27,201
Non-GAAP operating income margin	10.0%	3.0%	(0.9)%	5.6%		4.0%
Three months ended 09/30/15
Operating income (revised) (1)	$41,507	$9,842	$10,489	$2,423	$(9,989)	$54,272
Non-GAAP Adjustments (2)	$1,865	$1,020	$45	$514	$2,093	$5,538
Non-GAAP operating income (revised)	$43,372	$10,863	$10,534	$2,937	$(7,896)	$59,809
Non-GAAP operating income margin (revised)	14.3%	6.8%	8.6%	3.6%		9.0%

(1) See bridge from previously reported to revised amounts on the accompanying tables "Net Sales by Segment" and "Operating Income by Segment"
(2) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

THE HAIN CELESTIAL GROUP, INC.
Net Sales and Operating Income by Segment
(unaudited and in thousands)

Three Months Ended June 30, 2016 and 2015
(dollars in thousands)	United States	United Kingdom	Hain Pure Protein	Rest of World	Corporate/ Other	Total
NET SALES
Net sales - Three months ended 06/30/16	$324,857	$216,608	$113,050	$83,032	$—	$737,547
Net sales - Three months ended 06/30/15 (revised) (1)	$326,262	$180,320	$112,979	$61,004	$—	$680,566
% change - FY'16 net sales vs. FY'15 net sales (revised)	(0.4)%	20.1%	0.1%	36.1%		8.4%
OPERATING INCOME
Three months ended 06/30/16
Operating income	$55,638	$11,907	$480	$9,267	$142,430	$(65,139)
Non-GAAP Adjustments (2)	$3,423	$1,061	$794	$394	$131,103	$136,775
Non-GAAP operating income	$59,061	$12,968	$1,274	$9,661	$(11,328)	$71,636
Non-GAAP operating income margin	18.2%	6.0%	1.1%	11.6%		9.7%
Three months ended 06/30/15
Operating income (revised) (1)	$59,859	$17,186	$10,035	$5,133	$(14,874)	$77,339
Non-GAAP Adjustments (2)	$3,364	$3,256	$119	$—	$8,869	$15,608
Non-GAAP operating income (revised)	$63,223	$20,442	$10,154	$5,133	$(6,006)	$92,947
Non-GAAP operating income margin (revised)	19.4%	11.3%	9.0%	8.4%		13.7%

(1) See bridge from previously reported to revised amounts on the accompanying tables "Net Sales by Segment" and "Operating Income by Segment"
(2) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Income - Fiscal 2015
(unaudited and in thousands, except per share amounts)

	Three Months Ended June 30, 2015			Twelve Months Ended June 30, 2015
	Reported	Adjustment (a)	Revised	Reported	Adjustment (a)	Revised
	(Unaudited)		(Unaudited)

Net sales	$698,136	(17,571)	$680,565	$2,688,515	(78,902)	$2,609,613
Cost of sales	530,439	(5,599)	524,840	2,069,898	(23,140)	2,046,758
Gross profit	167,697	(11,972)	155,725	618,617	(55,762)	562,855

Selling, general and administrative expenses	85,904	(14,567)	71,337	348,517	(45,690)	302,827
Amortization of acquired intangibles	4,494	(32)	4,462	17,985	(139)	17,846
Tradename impairment	—	—	—	5,510	(5,510)	—
Acquisition related expenses, restructuring and integration charges, and other	2,587	—	2,587	8,860	(540)	8,320

Operating Income	74,712	2,627	77,339	237,745	(3,883)	233,862

Interest and other expenses, net	1,074	—	1,074	22,455	(1,462)	20,993
Income before income taxes and equity in earnings of equity-method investees	73,638	2,627	76,265	215,290	(2,421)	212,869
Provision for income taxes	2,740	1,547	4,287	47,883	652	48,535
Equity in net loss (income) of equity-method investees	(174)		(174)	(489)	(139)	(628)

Net income	71,072	1,080	72,152	167,896	(2,934)	164,962

Net income per common share:
Basic	0.69	0.01	0.70	1.65	(0.03)	1.62
Diluted	0.68	0.01	0.69	1.62	(0.03)	1.60

Weighted average common shares outstanding:
Basic	102,610	102,610	102,610	101,703	101,703	101,703
Diluted	104,005	104,005	104,005	103,421	103,421	103,421

(a) Refer to footnote 2, Correction of Immaterial Errors to Prior Period Financial Statements, of the Form 10-K for the Fiscal Year ended June 30, 2016 for further detail of the amounts presented as "Adjustment."

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Income - Fiscal 2016
(unaudited and in thousands, except per share amounts)

	Three Months Ended September 30, 2015			Three Months Ended December 31, 2015			Three Months Ended March 31, 2016			Nine Months Ended March 31, 2016
	Reported	Adjustment (a)	Revised	Reported	Adjustment (a)	Revised	Reported	Adjustment (a)	Revised	Reported	Adjustment (a)	Revised
	(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)

Net sales	$687,188	(19,461)	$667,727	$752,589	$(9,152)	$743,437	$749,862	$(13,199)	$736,663	$2,189,639	(41,812)	$2,147,827
Cost of sales	535,141	(5,295)	529,846	575,026	2,150	577,176	576,653	102	576,755	1,686,820	(3,043)	1,683,777
Gross profit	152,047	(14,166)	137,881	177,563	(11,302)	166,261	173,209	(13,301)	159,908	502,819	(38,769)	464,050

Selling, general and administrative expenses	86,254	(10,704)	75,550	82,607	(13,626)	68,981	93,915	(15,025)	78,890	262,776	(39,355)	223,421
Amortization of acquired intangibles	4,672	(33)	4,639	4,736	(32)	4,704	4,586	(33)	4,553	13,994	(98)	13,896
Acquisition related expenses, restructuring and integration charges, and other	3,653	(233)	3,420	2,498	—	2,498	5,701	(384)	5,317	11,852	(617)	11,235

Operating Income	57,468	(3,196)	54,272	87,722	2,356	90,078	69,007	2,141	71,148	214,197	1,301	215,498

Interest and other expenses, net	11,868	—	11,868	9,365	—	9,365	(1,715)	—	(1,715)	19,518	—	19,518
Income before income taxes and equity in earnings of equity-method investees	45,600	(3,196)	42,404	78,357	2,356	80,713	70,722	2,141	72,863	194,679	1,301	195,980
Provision for income taxes	14,382	(1,052)	13,330	21,379	1,223	22,602	21,576	2,338	23,914	57,337	2,509	59,846
Equity in net loss (income) of equity-method investees	(84)	—	(84)	31	—	31	161	—	161	108	—	108

Net income	31,302	(2,144)	29,158	56,947	1,133	58,080	48,985	(197)	48,788	137,234	(1,208)	136,026

Net income per common share:
Basic	0.30	(0.02)	0.28	0.55	0.01	0.56	0.47	—	0.47	1.33	(0.01)	1.32
Diluted	0.30	(0.02)	0.28	0.55	0.01	0.56	0.47	—	0.47	1.32	(0.01)	1.31

Weighted average common shares outstanding:
Basic	102,807	102,807	102,807	103,017	103,017	103,017	103,265	103,265	103,265	103,030	103,030	103,030
Diluted	104,258	104,258	104,258	104,161	104,161	104,161	104,087	104,087	104,087	104,168	104,168	104,168

(a) Refer to footnote 2, Correction of Immaterial Errors to Prior Period Financial Statements, of the Form 10-K for the Fiscal Year ended June 30, 2016 for further detail of the amounts presented as "Adjustment."

THE HAIN CELESTIAL GROUP, INC.
Net Sales by Segment
(unaudited and in thousands)

	United States	United Kingdom	Hain Pure Protein	Rest of World	Total

Three months ended 06/30/15
As Reported	$332,776	$184,852	$118,504	$62,004	$698,136
Adjustment	(6,514)	(4,532)	(5,525)	(1,000)	(17,571)
As Revised	$326,262	$180,320	$112,979	$61,004	$680,565

Twelve months ended 06/30/15
As Reported	$1,367,388	$735,996	$358,582	$226,549	$2,688,515
Adjustment	(41,392)	(13,166)	(21,385)	(2,959)	(78,902)
As Revised	$1,325,996	$722,830	$337,197	$223,590	$2,609,613

Three months ended 09/30/15
As Reported	$331,213	$165,354	$123,988	$66,633	$687,188
Adjustment	(12,343)	(4,499)	(933)	(1,686)	(19,461)
As Revised	$318,870	$160,855	$123,055	$64,947	$667,727
Reorganization (a)	(16,239)	—	—	16,239	—
As Revised Including Reorganization (a)	$302,631	$160,855	$123,055	$81,186	$667,727

Three months ended 12/31/15
As Reported	$342,298	$194,226	$141,706	$74,359	$752,589
Adjustment	(8,481)	(2,972)	2,486	(185)	(9,152)
As Revised	$333,817	$191,254	$144,192	$74,174	$743,437
Reorganization (a)	(19,132)	—	—	19,132	—
As Revised Including Reorganization (a)	$314,685	$191,254	$144,192	$93,306	$743,437

Three months ended 03/31/16
As Reported	$351,887	$208,391	$113,643	$75,941	$749,862
Adjustment	(7,884)	(2,231)	(1,430)	(1,654)	(13,199)
As Revised	$344,003	$206,160	$112,213	$74,287	$736,663
Reorganization (a)	(18,619)	—	—	18,619	—
As Revised Including Reorganization (a)	$325,384	$206,160	$112,213	$92,906	$736,663

Nine months ended 03/31/16
As Reported	$1,025,398	$567,971	$379,337	$216,934	$2,189,639
Adjustment	(28,708)	(9,702)	122	(3,525)	(41,812)
As Revised	$996,690	$558,269	$379,459	$213,409	$2,147,827
Reorganization (a)	(53,990)	—	—	53,990	—
As Revised Including Reorganization (a)	$942,700	$558,269	$379,459	$267,399	$2,147,827

Three months ended 06/30/16
As Reported	$324,857	$216,608	$113,050	$83,032	$737,547
Reorganization (a)	(18,434)	—	—	18,434	—
As Revised Including Reorganization (a)	$306,423	$216,608	$113,050	$101,466	$737,547

Twelve months ended 06/30/16
As Reported	$1,321,547	$774,877	$492,510	$296,440	$2,885,374
Reorganization (a)	(72,424)	—	—	72,424	—
As Revised Including Reorganization (a)	$1,249,123	$774,877	$492,510	$368,864	$2,885,374

(a) Effective July 1, 2016, due to changes to the Company’s internal management and reporting structure resulting from the formation of Cultivate, certain brands previously included within the United States operating segment were moved to a new operating segment called Cultivate that is included in the “Rest of World” reportable segment. In order to report fiscal 2017 and 2016 results by segment on a comparable basis, Cultivate fiscal 2016 reporting was recast when is it compared to fiscal 2017.

THE HAIN CELESTIAL GROUP, INC.
Operating Income by Segment
(unaudited and in thousands)

	United States	United Kingdom	Hain Pure Protein	Rest of World	Corporate/Other	Total

Three months ended 06/30/15
As Reported	$58,870	$16,604	$9,974	$5,778	$(16,514)	$74,712
Adjustment	989	582	61	(645)	1,640	2,627
As Revised	$59,859	$17,186	$10,035	$5,133	$(14,874)	$77,339

Twelve months ended 06/30/15
As Reported	$199,901	$46,222	$26,479	$16,438	$(51,295)	$237,745
Adjustment	(11,847)	(1,237)	2,206	(1,228)	8,223	(3,883)
As Revised	$188,054	$44,985	$28,685	$15,210	$(43,072)	$233,862

Three months ended 09/30/15
As Reported	$44,466	$10,204	$10,271	$2,095	$(9,568)	$57,468
Adjustment	(2,404)	(362)	218	(227)	(421)	(3,196)
As Revised	$42,062	$9,842	$10,489	$1,868	$(9,989)	$54,272
Reorganization (a)	(555)	—	—	555	—	—
As Revised Including Reorganization (a)	$41,507	$9,842	$10,489	$2,423	$(9,989)	$54,272

Three months ended 12/31/15
As Reported	$50,221	$18,768	$18,125	$4,689	$(4,081)	$87,722
Adjustment	2,651	(343)	37	470	(459)	2,356
As Revised	$52,872	$18,425	$18,162	$5,159	$(4,540)	$90,078
Reorganization (a)	(1,932)	—	—	1,932	—	—
As Revised Including Reorganization (a)	$50,940	$18,425	$18,162	$7,091	$(4,540)	$90,078

Three months ended 03/31/16
As Reported	$54,546	$16,217	$4,613	$6,198	$(12,567)	$69,007
Adjustment	3,981	(391)	(2,186)	(212)	949	2,141
As Revised	$58,527	$15,826	$2,427	$5,986	$(11,618)	$71,148
Reorganization (a)	(2,146)	—	—	2,146	—	—
As Revised Including Reorganization (a)	$56,381	$15,826	$2,427	$8,132	$(11,618)	$71,148

Nine months ended 03/31/16
As Reported	$149,233	$45,189	$33,009	$12,981	$(26,216)	$214,197
Adjustment	4,228	(1,096)	(1,931)	32	69	1,301
As Revised	$153,461	$44,093	$31,078	$13,013	$(26,147)	$215,498
Reorganization (a)	(4,633)	—	—	4,633	—	—
As Revised Including Reorganization (a)	$148,828	$44,093	$31,078	$17,646	$(26,147)	$215,498

Three months ended 06/30/16
As Reported	$55,638	$11,907	$480	$9,267	$(142,430)	$(65,138)
Reorganization (a)	(985)	—	—	985	—	—
As Revised Including Reorganization (a)	$54,653	$11,907	$480	$10,252	$(142,430)	$(65,138)

Twelve months ended 06/30/16
As Reported	$209,099	$56,000	$31,558	$22,280	$(168,577)	$150,360
Reorganization (a)	(5,618)	—	—	5,618	—	—
As Revised Including Reorganization (a)	$203,481	$56,000	$31,558	$27,898	$(168,577)	$150,360

(a) Effective July 1, 2016, due to changes to the Company’s internal management and reporting structure resulting from the formation of Cultivate, certain brands previously included within the United States operating segment were moved to a new operating segment called Cultivate that is included in the “Rest of World” reportable segment. In order to report fiscal 2017 and 2016 results by segment on a comparable basis, Cultivate fiscal 2016 reporting was recast when is it compared to fiscal 2017.

THE HAIN CELESTIAL GROUP, INC.
Net Sales Growth at Constant Currency
(unaudited and in thousands)

	Hain Consolidated	United Kingdom
Net sales - Nine months ended 03/31/17	$2,128,026	$573,542
Impact of foreign currency exchange	$96,150	$84,359
	$2,224,176	$657,901

Net sales - Nine months ended 03/31/16 (revised) (1)	$2,147,827	$558,269
	3.6%	17.8%

	Hain Consolidated
Net sales - Twelve months ended 06/30/16	$2,885,374
Impact of foreign currency exchange	$69,203
	$2,954,577

Net sales - Twelve months ended 6/30/15 (revised) (1)	$2,609,613
	13.2%

(1) See bridge from previously reported to revised amounts in the accompanying tables "Consolidated Statements of Income - Fiscal 2016" and "Consolidated Statements of Income - Fiscal 2015."